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                                                                    EXHIBIT 10.5

                        AMENDMENT NO. 2 TO ANNEX X TO THE
              AMENDED AND RESTATED RECEIVABLES TRANSFER AGREEMENT,
                      ORIGINALLY DATED AS OF MAY 17, 2001,

                                      among

                      PARK AVENUE RECEIVABLES CORPORATION,

                                RTR FUNDING LLC,
                               as the Transferor,

                           iDINE REWARDS NETWORK INC.,
                          individually and as Servicer,

                          iDINE RESTAURANT GROUP INC.,

                        TRANSMEDIA SERVICE COMPANY INC.,

                         VARIOUS FINANCIAL INSTITUTIONS,

                          FRANK FELIX ASSOCIATES, LTD.,
                               as Back-up Servicer

                                       and

                              JPMORGAN CHASE BANK,
          as Funding Agent, Administrative Agent and Successor Servicer

                         ------------------------------

                             DATED AS OF JUNE 7 2002

                         ------------------------------

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                    AMENDMENT NO. 2, dated as of June 7 2002

          This AMENDMENT NO. 2 amends Annex X to the First Amended and Restated Receivables Transfer Agreement, dated as of May 17, 2001 (as heretofore amended, the "Receivables Transfer Agreement"), by and among RTR Funding LLC, as the Transferor (the "Transferor"), iDine Rewards Network Inc., individually ("Rewards") and as the servicer (in such capacity, the "Servicer"), Frank Felix Associates, Ltd, as back-up servicer (in such capacity, the "Back-up Servicer"), Park Avenue Receivables Corporation ("PARCO") and Fairway Finance Corp. ("Fairway") as initial purchasers (Fairway and PARCO collectively, the "Initial Purchasers"), JPMorgan Chase Bank, successor by merger to The Chase Manhattan Bank ("JPMorgan"), and Bank of Montreal ("BMO") as APA Banks (JPMorgan and BMO in such capacity, the "APA Banks"), JPMorgan and BMO Nesbitt Burns Corp. ("BMONB"), as funding agents for the benefit of the APA Banks (JPMorgan and BMONB in such capacity, the "Funding Agents") and JPMorgan as successor servicer (in such capacity, the "Successor Servicer") and as administrative agent (in such capacity, the "Administrative Agent").

                                   WITNESSETH:

          WHEREAS, the parties hereto wish to change the definition of "Change of Control" found in Annex X to the Receivables Transfer Agreement as set forth herein.

          NOW, THEREFORE, the parties hereto hereby agree as follows: ARTICLE I

                                   DEFINITIONS

          SECTION 1.1 Definitions. For all purposes of this Amendment No. 2, except as otherwise expressly provided herein or unless the context otherwise requires, capitalized terms used herein shall have the meanings assigned to such terms in Annex X to the Receivables Transfer Agreement, which is incorporated by reference herein.

                                   ARTICLE II

                                    AMENDMENT
                        TO RECEIVABLES TRANSFER AGREEMENT
                          AND ANNEX X ATTACHED THERETO

          SECTION 2.1 Definition of "Change of Control". Clause (iii) of the definition of "Change of Control" found in Annex X to the Receivables Transfer Agreement is hereby deleted in its entirety and the following is substituted in its stead:

               "(iii) Zell Affiliates collectively shall not have beneficial ownership of at least fifteen percent (15%) of the Combined Voting Power of all

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               Company Voting Securities, other than as a result of the
               Company's issuance of Company Voting Securities either in a rights offering to all Company shareholders, to third parties for strategic business purposes or pursuant to another form of capital financing; or"

                                   ARTICLE III

                                  MISCELLANEOUS

          SECTION 3.1 Effectiveness This Amendment No. 2 shall become effective on the date (the "Amendment Effective Date") when it shall have been executed by the Transferor, Rewards, individually and as Servicer, the Sellers, the Back-up Servicer, each of the Initial Purchasers, each of the APA Banks, the Funding Agents, the Administrative Agent and the Successor Servicer.

          SECTION 3.2 Execution in Counterparts. This Amendment No. 2 may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

          SECTION 3.3 Headings. Headings used in this Amendment No. 2 are for convenience of reference only and shall not affect the construction of this Amendment No. 2.

          SECTION 3.4 Reaffirmation of Receivables Transfer Agreement. The parties hereto agree and acknowledge that nothing contained in this Amendment No. 2 in any manner or respect limits or terminates any of the provisions of the Receivables Transfer Agreement other than as expressly set forth herein and further agree and acknowledge that the Receivables Transfer Agreement remains and continues in full force and effect and is hereby ratified and reaffirmed in all respects. No delay on the part of the Initial Purchasers, the APA Banks, the Administrative Agent or the Funding Agents in exercising any of their respective rights, remedies, powers and privileges under the Receivables Transfer Agreement or partial or single exercise thereof, shall constitute a waiver thereof. None of the terms and conditions of this Amendment No. 2 may be changed, waived, modified or varied in any manner, whatsoever, except in accordance with the Receivables Transfer Agreement.

          SECTION 3.5 Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

       [Balance of page intentionally left blank. Signature pages follow.]

                                        2

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          IN WITNESS WHEREOF, the parties hereto have caused this Amendment No.
2 to be executed and delivered by their proper and duly authorized officers as of the first date set forth above.

                                   RTR FUNDING LLC, as Purchaser and Transferor


                                   By __________________________________________
                                      Printed Name: ____________________________
                                      Title: ___________________________________


                                   iDINE REWARDS NETWORK INC.,
                                   individually, as a Seller and as Servicer


                                   By: _________________________________________
                                       Printed Name: ___________________________
                                       Title: __________________________________


                                   iDINE RESTAURANT GROUP INC.,
                                   as a Seller

                                   By: _________________________________________
                                       Printed Name: ___________________________
                                       Title: __________________________________


                                   TRANSMEDIA SERVICE COMPANY INC., as a Seller


                                   By: _________________________________________
                                       Printed Name: ___________________________
                                       Title: __________________________________


                                   FRANK FELIX ASSOCIATES, LTD.,
                                   as Back-up Servicer

                                   By: _________________________________________
                                       Printed Name: ___________________________
                                       Title: __________________________________

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                                JPMORGAN CHASE BANK,
                                as an APA Bank

                                By: ____________________________________________
                                    Printed Name: ______________________________
                                    Title: _____________________________________


                                JPMORGAN CHASE BANK,
                                as Funding Agent

                                By: ____________________________________________
                                    Printed Name: ______________________________
                                    Title: _____________________________________


                                JPMORGAN CHASE BANK,
                                as Administrative Agent

                                By: ____________________________________________
                                    Printed Name: ______________________________
                                    Title: _____________________________________


                                JPMORGAN CHASE BANK,
                                as Successor Servicer

                                By: ____________________________________________
                                    Printed Name: ______________________________
                                    Title: _____________________________________


                                PARK AVENUE RECEIVABLES CORPORATION

                                By: ____________________________________________
                                    Printed Name: ______________________________
                                    Title: _____________________________________

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                                 BANK OF MONTREAL,
                                 as an APA Bank

                                 By: ___________________________________________
                                     Printed Name: _____________________________
                                     Title: ____________________________________


                                 BMO NESBITT BURNS CORP., as Funding Agent


                                 By: ___________________________________________
                                     Printed Name: _____________________________
                                     Title: ____________________________________

                                 By: ___________________________________________
                                     Printed Name: _____________________________
                                     Title: ____________________________________


                                 FAIRWAY FINANCE CORPORATION


                                 By: ___________________________________________
                                     Printed Name: _____________________________
                                     Title: ____________________________________

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